Subsequent events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
22. Subsequent events

In January 2018, Acorn Information Technology (Shanghai) Co., Ltd filed a suitcase at the People’s Court of Nanjing Xuanwu District against Yong Kang Pei Tai Industry and Trade Co., Ltd or Yong Kang Pei Tai, for their infringing our well-known trademark “babaka”. Before the court open for hearing, we achieved reconciliation agreement with Yong Kang Pei Tai and they already paid us RMB250,000 according to the agreement.

In February 2018, Hebei Education Press Co., Ltd. filed three similar suits against Shanghai Network together with Shanghai HJX Digital Technology Co., Ltd. and Beijing Jingdong Three Hundred and Sixty-Degree Electronic Commerce Co., Ltd. claiming infringement of copyright. Each suit claims asks for RMB522,500 of compensation. We are waiting for the court to determine the date for hearing. The Company accrued for the expected losses in connection with these cases as of December 31, 2017.

On April 27, 2018, the Company consummated the sale of the shares of Bright Rainbow Investments Limited to Hong Kong Red Star Macalline Universal Home Furnishings Limited ("Red Star") in exchange for cash payment of approximately RMB360 million (US$57 million). As of December 31, 2017 the carrying value of the real estate was approximately RMB108 million (US$17 million). Bright Rainbow owns the entire share capital of Shanghai Hao Ji Xing Digital Technology Co., Ltd., which owns the land use rights to the land plot located on Qingpu and all the buildings, fixtures and related facilities.